UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2005

Hypercom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2851 West Kathleen Road, Phoenix, Arizona		85053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-504-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below and the Credit Agreement filed as Exhibit 10.1 hereto are incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 31, 2005, Hypercom Corporation ("Hypercom") entered into a Credit Agreement with Wells Fargo Bank, N.A. ("Wells Fargo") (the "Credit Agreement"), pursuant to which Hypercom will have access to a $10,000,000 line of credit. Borrowings under the Credit Agreement will be fully collateralized by short-term securities held in Hypercom's accounts with Wells Fargo. The Credit Agreement contains customary default provisions. The only borrowings that Hypercom currently has under the Credit Agreement are a letter of credit in the amount of $427,500. The Credit Agreement replaces Hypercom's $10,000,000 credit facility with Wells Fargo Foothill, Inc.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Items 1.01 and 2.03:

(c) Exhibits

10.1 Credit Agreement dated January 31, 2005 by and between Hypercom Corporation and Wells Fargo Bank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hypercom Corporation

February 3, 2005	By:	/s/ John W. Smolak

Name: John W. Smolak
Title: Executive Vice President and Chief Financial and Administrative Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated January 31, 2005 by and between Hypercom Corporation and Wells Fargo, N.A.